UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2007

APPLE REIT SEVEN, INC.

(Exact name of registrant as specified in its charter)

Virginia	000-52585	20-2879175
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

814 East Main Street, Richmond, VA	23219
(Address of principal executive offices)	(Zip Code)

(804) 344-8121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Apple REIT Seven, Inc. (which is referred to below as the “Company” or as “we,” “us” or “our”) is filing this report in accordance with Item 1.01, Item 2.01 and Item 9.01 of Form 8-K.

Item 1.01.	Entry into a Material Definitive Agreement.

On June 19, 2007, we caused our wholly-owned subsidiary, Apple Seven Hospitality Ownership, Inc., to enter into a series of purchase contracts for the potential purchase of four hotels. These contracts include separate purchase contracts with each of the four entities that hold the hotels. If a closing occurs under each purchase contract, our purchasing subsidiary will become the sole member of each of the four limited liability companies that currently own the properties. These four entities have substantial common ownership but do not have any relationship to us or our subsidiaries, other than through the purchase contracts.

There can be no assurance at this time that our purchasing subsidiary will in fact purchase any of these hotels. The table below describes the four hotels:

Hotel Location	Franchise (a)	Seller	Number of Rooms (b)	Purchase Price
Columbus, Georgia	SpringHill Suites	Sunbelt-SCG, L.L.C.	85	$9,674,579
Columbus, Georgia	TownePlace Suites	Sunbelt- TCG, L.L.C.	86	8,427,556
Dothan, Alabama	Residence Inn	Sunbelt-RDA, L.L.C.	84	9,669,189
Huntsville, Alabama	TownePlace Suites	Sunbelt-THA, L.L.C.	86	8,927,141

TOTAL			341	$36,698,465

Notes:

(a)	All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

(b)	The number of rooms listed refers to the expected number of rooms upon the completion of construction of the hotel.

The initial deposit under each separate purchase contract was $100,000. Each initial deposit is refundable to our purchasing subsidiary upon its election to terminate a purchase contract during the “review period.” The review period under each purchase contract expires on August 18, 2007. In the event our purchasing subsidiary does not elect to terminate a purchase contract during the review period, our purchasing subsidiary is required to make an additional deposit of $100,000 within three (3) business days after the expiration of the review period. If a closing occurs under a purchase contract, the deposits will be credited toward the purchase price of the applicable entities upon closing.

During the review period, we will have the opportunity to evaluate the legal, title, survey, construction, physical condition, structural, mechanical, environmental, economic, permit status, franchise status, financial and other documents and information related to the hotels. Our purchasing subsidiary may terminate a purchase contract at any time during the review period for any reason. Our purchasing subsidiary may become aware of facts or conditions pertaining to a hotel as a result of its review that will cause it to terminate the agreement to purchase the hotel. If our purchasing subsidiary terminates a purchase contract before closing and after the review period, and the termination is not based on the sellers’ failure to satisfy a required condition, the escrow agent will release the deposits to the seller.

The initial deposit under each purchase contract was funded by the Company’s ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share). It is expected that the additional deposit and purchase price under each purchase contract would be funded, if a closing occurs, by the Company’s ongoing offering of Units.

Each purchase contract provides that the existing franchise agreement and management agreement for the applicable hotel will be terminated if a closing occurs. It is expected that our leasing subsidiary will enter into new franchise and management agreements with the same parties to continue the existing franchise and management relationships.

Certain closing conditions must be met before or at the closing under each purchase contract, and many of these conditions are currently unsatisfied. They include, but are not limited to the following: the sellers having performed and complied in all material respects with the covenants under each of the purchase contracts; all third party consents having been obtained; and the applicable franchise and management agreements shall have been terminated and new franchise and management agreements shall have been executed for each property. If any of the closing conditions under a purchase contract are not satisfied by the seller, our purchasing subsidiary may terminate the purchase contract and receive a refund of the deposits.

Accordingly, as of the date of this report and until any closing on the purchase of the hotels, there can be no assurance that our purchasing subsidiary will acquire any or all of these hotels.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

On June 13, 2007, one of our wholly-owned subsidiaries closed on the purchase of two hotels.

The table below describes the two hotels:

Hotel Location	Franchise (a)	Seller	Number of Rooms	Purchase Price
San Diego, California	Residence Inn	RT-SD Provo, L.P.	121	$32,500,000
Provo, Utah	Residence Inn	RT-SD Provo, L.P.	114	11,250,000

TOTAL			235	$43,750,000

Note:

(a)	All brand and trade names, logos or trademarks contained, or referred to, in this Form 8-K are the properties of their respective owners.

Our purchasing subsidiary assumed an existing loan secured by both of the hotels. The hotels serve as collateral under the same promissory note. The principal balance under the promissory note is $21,357,000. The loan has an annual fixed interest rate of 6.55% and a maturity date of April 2013. The loan provides for monthly payments of principal and interest on an amortized basis.

The purchase price under each purchase contract was funded by our ongoing offering of Units (with each Unit consisting of one common share and one Series A preferred share).

Additional information regarding the purchased hotels and purchase contracts are set forth in our Form 8-K dated October 17, 2006 and filed with the Securities and Exchange Commission on October 20, 2006, which is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

The hotels described in this report under Item 2.01 are part of a group of hotels subject to sale contracts with selling entities that are related to each other through common ownership. We have previously purchased other hotels within this group of hotels. Closing on one other hotel within this group has not occurred and there is no assurance of any such closing at this time.

We have previously included financial statements regarding the entire group of hotels in a Form 8-K/A (amendment no. 1 to current report) filed with the Securities and Exchange Commission on February 14, 2007, which is incorporated herein by reference.

(b)	Pro forma financial information.

The below pro forma financial information pertain to the hotels referred to in the financial statements (see (a) above) and to a group of recently purchased hotels.

Apple REIT Seven, Inc. (Unaudited)

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006	F - 1
Notes to Pro Forma Condensed Consolidated Balance Sheets	F - 3
Pro Forma Condensed Consolidated Statements of Operations for the year ended December 31, 2006	F - 4
Notes to Pro Forma Condensed Consolidated Statements of Operations	F - 7

(c)	Shell company transaction.

None

(d)	Exhibits.

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Apple REIT Seven, Inc.

By:	/s/ Glade M. Knight
Glade M. Knight, Chief Executive Officer

June 19, 2007

Apple REIT Seven, Inc.

Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2006 (unaudited)

(in thousands, except share data)

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
PHD Hotels Portfolio:
Hampton Inn	Tupelo, MS	5.2	January 23, 2007
Hilton Garden Inn	Macon, GA	10.7	Pending

Dimension Hotels Portfolio (9):
Residence Inn	Highlands Ranch, CO	19.0	February 21, 2007
Homewood Suites	Miami, FL	24.3	February 21, 2007
Homewood Suites	Cranford, NJ	13.5	March 7, 2007
Homewood Suites	Mahwah, NJ	19.5	March 7, 2007
Hilton Garden Inn	Highlands Ranch, CO	20.5	March 9 ,2007
Homewood Suites	Agoura Hills, CA	25.3	Pending
Hampton Inn	San Diego, CA	42.0	Pending
Residence Inn	San Diego, CA	32.5	Pending
Residence Inn	Provo, UT	11.3	Pending

Blumberg Hotel Portfolio (5):
Fairfield Inn	Columbus, GA	7.3	April 24, 2007
Courtyard	Lakeland, FL	9.8	April 24, 2007
Fairfield Inn	Tallahassee, FL	6.6	April 24, 2007
Courtyard	Prattville, AL	9.3	April 24, 2007
Fairfield Inn	Dothan, AL	4.6	Pending

	Total	$261.4

This Pro Forma Condensed Consolidated Balance Sheet also assumes all of the hotels had been leased to our wholly-owned taxable REIT subsidiaries pursuant to master hotel lease arrangements. The hotels acquired will be managed by an affiliate of Larry Blumberg & Associates, or by Dimension Development Company, Inc. under separate management arrangements.

Such pro forma information is based in part upon the historical Consolidated Balance Sheet of Apple REIT Seven, Inc. and the historical balance sheets of the hotel properties.

The following unaudited Pro Forma Condensed Consolidated Balance Sheet of Apple REIT Seven, Inc. is not necessarily indicative of what the actual financial position would have been assuming such transactions had been completed as of December 31, 2006, nor does it purport to represent the future financial position of Apple REIT Seven, Inc.

The unaudited Pro Forma Condensed Consolidated Balance Sheet should be read in conjunction with, and are qualified in their entirety by, the historical balance sheets of the acquired hotels, as included in this document.

Balance Sheet as of December 31, 2006 (unaudited)

(In thousands, except share data)

	Company Historical Balance Sheet	Pro forma Adjustments		Total Pro forma

ASSETS
Investment in hotel properties, net	$347,092	$268,485	(A)	$615,577
Cash and cash equivalents	44,604	(195,129	)(C)	10,000
		160,525	(D)
Restricted cash—escrow deposits	2,809	1,783	(B)	4,592

Other assets	15,381	—		15,381

Total Assets	$409,886	$235,664		$645,550

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgage note payable—secured	$49,292	$75,030	(B)	$124,322
Accounts payable, accrued costs and other liabilities	6,472	109	(B)	6,581

Total liabilities	55,764	75,139		130,903

Shareholders’ equity (deficit)	—	—		—
Preferred stock, authorized 15,000,000 shares	—	—		—
Series A preferred shares, no par value, authorized 200,000,000 shares	—	—		—
Series B preferred convertible stock, no par value, authorized 240,000 shares	24	—		24
Common stock, no par value, authorized 200,000,000 shares	363,239	160,525	(C)	523,764
Retained earnings (deficit)	(9,141)	—		(9,141)

Total shareholders’ equity	354,122	160,525		514,647

Total liabilities and shareholders’ equity	$409,886	$235,664		$645,550

Notes to Pro Forma Condensed Consolidated Balance Sheet (unaudited)

(In thousands)	PHD Hotels: Tupelo, MS Hampton Inn	PHD Hotels: Macon GA Hilton Garden Inn	Dimension Development Hotels Portfolio	Blumberg Hotels Portfolio	Total Combined
Purchase price per contract	$5,245	$10,660	$207,800	$37,671	$261,376
Other closing costs	17	33	520	50	620
Other capitalized costs (credits) incurred	85	75	652	450	1,262
Acquisition fee payable to Apple Suites Realty Group (2% of purchase price per contract)	105	213	4,156	753	5,227

Investment in hotel properties	5,452	10,981	213,128	38,924	268,485	(A)

Net other assets/(liabilities) assumed	(3,900)	3	(60,059)	(9,400)	(73,356	)(B)

Total purchase price	$1,552	$10,984	$153,069	$29,524	$195,129

Less: Cash on hand at December 31, 2006 to fund acquisitions					(44,604	)(C)
Plus: Working capital requirements					10,000	(D)

Equity proceeds needed for acquisitions and working capital (000’s)					$160,525	(D)

(A)	The estimated total purchase price for the sixteen properties that have been, or will be, purchased after December 31, 2006 consists of the following. This purchase price allocation is preliminary and subject to change.
(B)	Represents other assets and liabilities assumed in the acquisition of the hotels including, restricted cash, mortgages payable, and prepaid or accrued property taxes.
(C)	Represents the reduction of cash and cash equivalents by the amount utilized to fund the acquisitions.
(D)	Represents pro forma equity proceeds utilized for acquisitions and working capital.

Apple REIT Seven, Inc.

Pro Forma Condensed Statements of Operations (unaudited)

For the year ended December 31, 2006

(in thousands, except per share data)

The following unaudited Pro Forma Condensed Consolidated Statement of Operations of Apple REIT Seven, Inc. gives effect to the following hotel acquisitions:

Franchise	Location	Gross Purchase Price (millions)	Actual Acquisition Date
Residence Inn	Houston, TX	$13.6	April 27, 2006
Hilton Garden Inn	San Diego, CA	34.5	May 9, 2006
Courtyard	Brownsville, TX	8.6	June 19, 2006
Homewood Suites	Stafford, TX	7.8	August 15, 2006
Residence Inn	Seattle, WA	56.2	September 1, 2006
Homewood Suites	Sarasota, FL	13.8	September 15, 2006
Courtyard	Hattiesburg, MS	9.5	October 5, 2006
Courtyard	Omaha, NE	23.1	November 4, 2006
Hilton Garden Inn	Ronkonkoma, NY	27.0	December 15, 2006

PHD Hotels Portfolio (8 Hotels):
Homewood Suites	Montgomery, AL	10.7	August 17, 2006
Hilton Garden Inn	Montgomery, AL	10.4	August 17, 2006
Hampton Inn	Troy, AL	6.1	August 17, 2006
Hilton Garden Inn	Auburn, AL	10.2	August 17, 2006
Hilton Garden Inn	Huntsville, AL	10.3	August 17, 2006
Homewood Suites	Huntsville, AL	11.6	October 27, 2006
Hampton Inn	Tupelo, MS	5.2	January 23, 2007
Hilton Garden Inn	Macon, GA	10.7	Pending

Dimension Hotels Portfolio (11):
Courtyard	Rancho Bernardo, CA	36.0	December 12, 2006
Homewood Suites	New Orleans, LA	43.0	December 15, 2006
Residence Inn	Highlands Ranch, CO	19.0	February 21, 2007
Homewood Suites	Miami, FL	24.3	February 21, 2007
Homewood Suites	Cranford, NJ	13.5	March 7, 2007
Homewood Suites	Mahwah, NJ	19.5	March 7, 2007
Hilton Garden Inn	Highlands Ranch, CO	20.5	March 9 ,2007
Homewood Suites	Agoura Hills, CA	25.3	Pending
Hampton Inn	San Diego, CA	42.0	Pending
Residence Inn	San Diego, CA	32.5	Pending
Residence Inn	Provo, UT	11.3	Pending
Blumberg Hotel Portfolio (5):
Fairfield Inn	Columbus, GA	7.3	April 24, 2007
Courtyard	Lakeland, FL	9.8	April 24, 2007
Fairfield Inn	Tallahassee, FL	6.6	April 24, 2007
Courtyard	Prattville, AL	9.3	April 24, 2007
Fairfield Inn	Dothan, AL	4.6	Pending

	Total	$593.8

For the year ended December 31, 2006 (unaudited)

(In thousands, except per share data)	Company Historical Statement of Operations	West Houston, Texas - Marriott Residence Inn Hotel (A)	Bernardo Venture (A)	Brownsville, Texas - Courtyard by Marriott Hotel (A)	Stafford, Texas - Hilton Homewood Suites Hotel (A)	PHD Hotels Portfolio (A)	Lake Union Hotel Associates LP dba Residence Inn Seattle Downtown (A)	Merca Real Estate, LLC (Sarasota, FL Homewood Suites) (A)
Revenue:
Room revenue	$18,800	$—	$2,032	$—	$—	$9,560	$7,845	$2,225
Other operating revenue	1,545	—	259	—	—	734	560	125

Total revenue	20,345	—	2,291	—	—	10,294	8,405	2,350

Expenses
Operating expenses	11,610	—	1,000	—	—	5,902	3,909	1,111
General and administrative	1,988	—	202	—	31	—	476	230
Management fees	619	—	68	—	—	611	428	58
Taxes, insurance and other	1,472	—	196	—	—	296	364	150
Depreciation of real estate owned	3,073	—	326	—	—	1,311	686	257

Interest, net	(1,855)	—	418	(3)	—	1,471	1,368	429

Total expenses	16,907	—	2,210	(3)	31	9,591	7,231	2,235

Income tax expense	—	—	—	—	—	—	—	—

Net income (loss)	$3,438	$—	$81	$3	$(31)	$703	$1,174	$115

Income (loss) per common share:
Basic and diluted	$0.23

Basic and diluted weighted average common shares outstanding (000s)	15,152

(Continued)

For the year ended December 31, 2006 (unaudited)

(In thousands, except per share data)	Sunbelt- CHM, L.L.C. (Hattiesburg, MS Courtyard) (A)	Briggs Renewal Limited Partnership (Omaha, NE Courtyard) (A)	Linchris Hotel Partners of L.I., LLC (Ronkonkoma NY Hilton Garden Inn)	Dimension Development Hotels Portfolio (A)	Blumberg Hotels Portfolio (A)	Pro forma Adjustments		Total Pro forma
Revenue:
Room revenue	$—	$5,621	$5,210	$45,411	$7,596	$—		$104,300
Other operating revenue	—	365	623	2,484	192	—		6,887

Total revenue	—	5,986	5,833	47,895	7,788	—		111,187

Expenses
Operating expenses	—	2,087	2,776	18,399	3,256	—		50,050
General and administrative	—	501	642	5,566	367	701	(B)	10,704
Management fees	—	419	175	1,490	430	—		4,298
Taxes, insurance and other	—	280	298	2,212	682	—		5,950
Depreciation of real estate owned	—	577	1,018	5,413	737	(10,325	)(C)	13,215
						10,142	(D)
Interest, net	—	893	858	7,370	681	(7,580	)(E)	4,050

Total expenses	—	4,757	5,767	40,450	6,153	(7,062)		88,267

Income tax expense	—	—	—	—	—	—	(G)	—

Net income (loss)	$—	$1,229	$66	$7,445	$1,635	$7,062		$22,920

Income (loss) per common share:
Basic and diluted								$0.55

Basic and diluted weighted average common shares outstanding (000s)						26,832	(F)	41,984

Notes to Pro Forma Condensed Consolidated Statements of Operations (unaudited):

(A)	Represents results of operations for the hotels on a pro forma basis as if the hotels were owned by the Company at January 1, 2006 for the respective periods prior to acquisition by the Company. The Company was initially formed on May 20, 2005, and had no operations before that date. Additionally, five properties began operations during 2006, and four properties remained under construction as of January 2007. Therefore, these hotels had limited historical operational activity prior to their opening. The properties and their applicable status are as follows: Houston, TX Residence Inn, opened April 2006; Brownsville, TX Courtyard, opened June 2006, Stafford, TX Homewood Suites, opened August 2006 Hattiesburg, MS Courtyard, opened October 2006; Huntsville, AL Homewood Suites, opened October 2006, Macon, GA Hilton Garden Inn, under construction; Agoura Hills, CA Homewood Suites, under construction, Highlands Ranch, CO Hilton Garden Inn, under construction and Prattville, AL Courtyard under construction.

(B)	Represents adjustments to level of administrative and other costs associated with being a public company and owning additional properties, including the advisory fee, accounting and legal expenses, net of cost savings derived from owning multiple operating properties.

(C)	Represents elimination of historical depreciation and amortization expense of the acquired properties.

(D)	Represents the depreciation on the hotels acquired based on the purchase price allocation to depreciable property and the dates the hotels began operation. The weighted average lives of the depreciable assets are 39 years for building and seven years for furniture, fixtures and equipment (FF&E). These estimated useful lives are based on management’s knowledge of the properties and the hotel industry in general.

(E)	Interest expense related to prior owner’s debt which was not assumed has been eliminated. Interest income relates only to working capital balances.

(F)	Represents the weighted average number of shares required to be issued to generate the purchase price of each hotel, net of any debt assumed. The calculation assumes all properties were acquired on the later of January 1, 2006 or the date the hotel opened.

(G)	Estimated income tax expense of our wholly owned taxable REIT subsidiaries is zero based on the contractual agreements put in place between the Company and our lessees, based on a combined tax rate of 40% of taxable income. Based on the terms of the lease agreements, our taxable subsidiaries would have incurred a loss during these periods. No operating loss benefit has been recorded as realization is not certain.